                                                                 Exhibit 10.5.10
                                                 Name:  H. Michael McSwain, M.D.


                                  SCHEDULE 1 TO
             CONSENT TO TRANSACTION, ELECTION AND POWER OF ATTORNEY


      BRIERBROOK PARTNERS,
             L.L.C.                      PERCENTAGE                   CASH
           OWNERSHIP                      OWNERSHIP                  AMOUNT
      --------------------               ----------                 -------
            $30,000                          2%                     $39,000





                                            /s/   H. Michael McSwain, M.D.
                                            ------------------------------------
                                            Name:   H. Michael McSwain, M.D.

May 22, 2002
    --